UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K/A


                                 CURRENT REPORT
   Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934


         Date of Report (Date of earliest reported): March 22, 2004



                        Wireless Frontier Internet, Inc.
                              (F/K/A Freemont Corp)
               (Exact name of registrant as specified in charter)



     Delaware                        000-08281               75-28904059
   (State or other jurisdiction      (Commission            (IRS Employer
    of incorporation)                 File Number)           Identification No.)



                 104 West Callaghan, Fort Stockton, Texas 79735
               (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: (432) 336-0336

ITEM 1.    CHANGES IN CONTROL OF REGISTRANT

               None.

ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS

               None.

ITEM 3.    BANKRUPTCY OR RECEIVERSHIP

               None.


ITEM 4.  Change in Registrant's Certifying Accountant

     Terance L. Kelley, CPA, former auditor for the Company, resigned as auditor on September 17, 2003 due to merging his practice with Pollard-Kelly auditing Services, Inc. who became the new auditors.

     The Change of Accountants was approved by the Board of Directors. No audit committee exists other than the members of the Board of Directors.

     In connection with audit of the two most recent fiscal years and through the date of termination of the accountants, no disagreements exist with any former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure, which disagreements if not resolved to the satisfaction of the former accountant would have caused them to make reference in connection with his report to the subject of the disagreement(s).

     No audit report by Terance L. Kelley, CPA, for any period up to September 17, 2003 was ever issued and so never contained an opinion which included a paragraph discussing uncertainties related to continuation of the Registrant as a going concern. No report of Terance L Kelley, CPA contained an adverse opinion or disclaimer of opinion, nor was qualified or modified as to uncertainty, audit scope, or accounting principles.

     On September 17, 2003, the Company, upon recommendation of the Audit Committee of its Board of Directors, engaged Pollard-Kelley Auditing Services Inc. ("Pollard-Kelley") to serve as the Company's independent public accountants.

     During the two most recent fiscal years and through the date hereof, the Company did not consult Pollard-Kelley with respect to the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

     During the two most recent fiscal years and through September 17, 2003, the Company has not consulted with Pollard-Kelley regarding either:

     o the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report was provided to the Company nor oral advice was provided that Pollard-Kelley concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or


     o any matter that was either subject of disagreement or event, as defined in Item 304(a)(1)(iv)(A) of Regulation S-B and the related instruction to Item 304 of Regulation S-B, or a reportable event, as that term is explained in Item 304(a)(1)(iv)(A) of Regulation S-B.

Item 5.  Other Event

         None.

ITEM 6.    RESIGNATION AND APPOINTMENT OF OFFICERS AND DIRECTORS

               None.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIALS, & EXHIBITS

        Financial Statements

               None.


        Exhibits

               16.1 Resignation of Auditor
               23.1 Consent of Terance Kelley
               23.2 Consent of Pollard & Kelley Auditing Services, Inc.


ITEM 8. CHANGE IN FISCAL YEAR

ITEM 9. REGULATION FD DISCLOSURE

ITEM 10. AMENDMENTS TO THE REGISTRANT'S CODE OF ETHICS, OR WAIVER OF A PROVISION OF THE CODE OF ETHICS.

ITEM 11. TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT'S EMPLOYEE BENEFIT PLANS.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            WIRELESS FRONTIER INTERNET, INC.



Date:  February 25, 2004                    /s/Alex Gonzalez
                                            ---------------
                                            Alex Gonzalez
                                            Chairman and CEO